Exhibit 10.27

RESEARCH AGREEMENT

THIS AGREEMENT effective this 20 day of December, 2004 by and between BC INTERNATIONAL CORPORATION, with offices located at 980 Washington Street, Suite 122, Dedham, MA 02026, (hereinafter referred to as “Sponsor”) and the UNIVERSITY OF FLORIDA BOARD OF TRUSTEES, an educational institution of the State of Florida (“University”).

WITNESSETH:

WHEREAS, the research program contemplated by this Agreement is of mutual interest and benefit to University and to Sponsor, will further the instructional and research objectives of University in a manner consistent with its status as a non-profit, tax-exempt, educational institution, and may derive benefits for both Sponsor and University through inventions, improvements and/or discoveries;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree to the following:

Article 1—Definitions

As used herein, the following terms shall have the following meanings:

1.1	“Contract Period” is [***] through [***], subject to renewal as provided in Section 10.1 below.

1.2	“License Agreement” means the Amended and Restated License Agreement dated October 26, 1995 between UFRFI and the Sponsor (as successor-in-interest to BioEnergy International, L.C.), as amended to date. A copy of the License Agreement is attached hereto as Appendix A.

1.3	“Project” shall mean the description of the project described in Appendix B hereof, under the direction of Dr. Lonnie O. Ingram, as principal investigator (University project director).

1.4	“Research Group” is a term employed for convenience in this Agreement and shall include within its definition both UFRFI and the University wherein the terms and conditions of the various Articles herein in which the Research Group is a named party shall have applicability to both University and UFRFI.

1.5	“UFRFI” means the University of Florida Research Foundation, Inc.

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1.6	“University Intellectual Property” shall mean individually and collectively all inventions, improvements and/or discoveries which are conceived and/or made by one or more employees of University in performance of Project.

Article 2—Research Work

2.1	University shall use reasonable efforts to perform such Project substantially in accordance with the terms and conditions of this Agreement. Anything in this Agreement to the contrary notwithstanding, Sponsor and University may at any time amend Project by mutual written agreement.

2.2	In the event that the Principal Investigator becomes unable or unwilling to continue Project, and a mutually acceptable substitute is not available, University and/or Sponsor shall have the option to terminate said Project.

Article 3—Reports and Conferences

3.1	Written program reports shall be provided by University to Sponsor quarterly, and a final report shall be submitted by University within forty-five (45) days of the conclusion of the Contract Period, or early termination of this Agreement.

3.2	During the term of this Agreement, representatives of University will meet with representatives of Sponsor at times and places mutually agreed upon to discuss the progress and results, as well as ongoing plans, or changes therein, of Project to be performed hereunder.

Article 4—Costs, Billings and Other Support

4.1	It is agreed to and understood by the parties hereto that, subject to Article 2, the total cost to Sponsor hereunder shall be $[***], payable in equal monthly installments. The first installment will be due [***] and payment of subsequent installments shall be due on the first business day of the applicable month. These payments include an overhead rate of [***]%. Upon the Company’s closing on second traunch of the VC Financing, expected to occur at the [***], the balance of payments due will be paid in full.

Article 5—Publicity

5.1	Sponsor will not use the name of University, nor of any member of University’s Project staff, in any publicity, advertising, or news release without the prior written approval of an authorized representative of University. University will not use the name of Sponsor, nor any employee of Sponsor, in any publicity without the prior written approval of Sponsor.

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Article 6—Publications

6.1	Sponsor recognizes that under University policy, the results of University research must be publishable and agrees that Researchers engaged in Project shall be permitted to present at symposia, national, or regional professional meetings, and to publish in journals, theses or dissertations, or otherwise of their own choosing, methods and results of Project, provided, however, that Sponsor shall have been furnished copies of any proposed publication or presentation at least three (3) months in advance of the submission of such proposed publication or presentation to a journal, editor, or other third party. Sponsor shall have three (3) months, after receipt of said copies, to object to such proposed presentation or proposed publication because there is patentable subject matter which needs protection. In the event that Sponsor makes such objection, said Researcher(s) shall refrain from making such publication or presentation for a maximum of three (3) months from date of receipt of such objection in order for University to file patent application(s) with the United States Patent and Trademark Office and/or foreign patent office(s) directed to the patentable subject matter contained in the proposed publication or presentation.

Article 7—Non-Disclosure

The provisions of the Reciprocal Non-Disclosure Agreement attached as Appendix C are a part of this Agreement and the provisions thereof shall survive the expiration or any termination of this Agreement.

Article 8—Intellectual Property

8.1	All rights and title to University Intellectual Property under Project shall belong to University and shall be subject to the terms and conditions of this Agreement, including the option regarding the License Agreement as provided in Section 9.2 below.

8.2	Rights to inventions, improvements and/or discoveries, whether patentable or copyrightable or not, relating to Project made solely by employees of Sponsor shall belong to Sponsor. Such inventions, improvements, and/or discoveries shall not be subject to the terms and conditions of this Agreement.

8.3	University shall promptly notify Sponsor, in writing, if requested, and in such detail as reasonably requested, of any University Intellectual Property conceived and/or made during the Contract Period under Project. If Sponsor directs that a patent application or application for other intellectual property protection be filed, the Research Group and Sponsor shall use the procedure set forth in Article VI of the License Agreement. Within sixty (60) days of any disclosure of University Intellectual Property to Sponsor, Sponsor shall advise the University as to whether or not Sponsor will bear the cost of protecting the University Intellectual Property. Any portion of University Intellectual Property so disclosed which Sponsor declines to bear the cost of protecting shall remain the property of the University, and Sponsor shall have no rights thereto under this Agreement, including under the option regarding the License Agreement as provided in Section 9.2 below.

8.4	If Sponsor decides to discontinue the financial support of the prosecution or maintenance of any patents with respect to University Intellectual Property developed in connection with the Project, University shall be free to file or continue prosecution or maintain any such application(s), and to maintain any protection issuing thereon in the U.S. and in any foreign country at University’s sole expense and University shall be free to license said applications or patents to third parties.

Article 9—Grant of Rights

9.1	University acknowledges that simultaneously herewith Sponsor is entering into an Option Agreement with UFRFI in the form of Appendix D hereto.

9.2	The University hereby grants Sponsor the first option to license any University Intellectual Property under the terms and conditions of the License Agreement attached as Appendix A. The option shall extend for a period of [***] from the date of the applicable disclosure to Sponsor pursuant to Section 8.3 above. If the option is exercised, such University Intellectual Property shall be added to the Licensed Subject Matter as defined in the License Agreement, and such addition shall not increase royalty rates or fees set forth in Article IV of the License Agreement within the field of use of ethanol production provided under the License Agreement.

9.3	University grants Sponsor the first option to obtain for consideration a non-exclusive license or an exclusive license with a right to sublicense, on terms and conditions to be mutually agreed upon, for any University Intellectual Property conceived and/or made during the Contract Period under the Project that does not come within the scope of the Licensed Subject Matter. The option shall extend for a period of [***] from the date of the applicable disclosure to Sponsor pursuant to Section 8.3 above.

Article 10—Term and Termination

10.1	This Agreement shall become effective upon the date first hereinabove written and shall continue in effect for the full duration of the Contract Period unless sooner terminated in accordance with the provisions of this Article. The parties hereto may, however, extend the term of this Agreement for additional periods as desired under mutually agreeable terms and conditions which the parties reduce to writing and sign.

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10.2	In the event that either party hereto shall commit any material breach of or default in any of the terms or conditions of this Agreement, and also shall fail to substantially remedy such default or breach within ninety (90) days after receipt of written notice thereof from the other party hereto, the party giving notice may, at this option and in addition to any other remedies which it may have at law or in equity, terminate this Agreement by sending notice of termination in writing to the other party to such effect, and such termination shall be effective as of the date of the receipt of such notice.

10.3	Subject to Article 9, termination of this Agreement by either party for any reason shall not affect the rights and obligations of the parties accrued prior to the effective date of termination of this Agreement. No termination of this Agreement, however effectuated, shall affect the Sponsor’s rights and duties under Article 8 hereof, or release the parties hereto from their rights and obligations under Articles 4, 5, 6, 7, 8, 9 and 11.

Article 11—Independent Contractor

11.1	In the performance of all services hereunder:

11.1.1	University shall be deemed to be and shall be an independent contractor and, as such, University shall not be entitled to any benefits applicable to employees of Sponsor;

11.1.2	Neither party is authorized or empowered to act as agent for the other for any purpose and shall not on behalf of the other enter into any contract, warranty, or representation as to any matter. Neither shall be bound by the acts or conduct of the other.

Article 12—Insurance

12.1	University warrants and represents that University has adequate liability insurance, such protection being applicable to officers, employees, and agents while acting within the scope of their employment by University, and University has no liability insurance policy as such that can extend protection to any other person.

12.2	Each party hereby assumes any and all risks of personal injury and property damage attributable to the negligent acts or omissions of that party and the officers, employees, and agents thereof.

Article 13—Governing Law

13.1	This Agreement shall be governed and construed in accordance with the laws of the State of Florida.

Article 14—Assignment

14.1	This Agreement shall not be assigned by either party without the prior written consent of the parties hereto and except as provided in Section 14.2 below.

14.2	This Agreement is assignable (i) to any division of Sponsor, any majority stockholder of Sponsor, and/or any subsidiary of Sponsor in which 51 percent of the outstanding stock is owned by Sponsor and (ii) to any entity acquiring all or substantially all of the Sponsor’s assets, subject, in the case of this clause (ii), to receiving University’s consent, which will not be unreasonably withheld.

Article 15—Agreement Modification

15.1	Any agreement to change the terms of this Agreement in any way shall be valid only if the change is made in writing and approved by mutual agreement of authorized representatives of the parties hereto.

Article 16—Notices

16.1	Notices, invoices, communications, and payments hereunder shall be deemed made if given by registered or certified envelope, postage prepaid, and addressed to the party to receive such notice, invoice, or communication at the address given below, or such other address as may hereafter be designated by notice in writing:

If to Sponsor:

BC International Corporation
980 Washington Street
Suite 122
Dedham, MA 02026
Attention: President

If to University:

Dr. Thomas E. Walsh, Director
Sponsored Research
University of Florida
219 Grinter Hall
Gainesville, FL 32611-2037

If Technical Matter:

Dr. Lonnie O. Ingram

3132 NW 57th Terrace

Gainesville, FL 32606

IN WITNESS WHEREOF, the parties have caused these presents to be executed in duplicate as of the day and year above written.

BC INTERNATIONAL CORPORATION		UNIVERSITY OF FLORIDA

By:	/s/ Robert J. Johnsen	By:	/s/ Thomas Walsh
Name:	Robert J. Johnsen	Name:	Thomas Walsh
Title:	President & CEO	Title:	Director of Sponsored Research

Section 9.2 is acknowledged and agreed to:

UNIVERSITY OF FLORIDA RESEARCH FOUNDATION, INC.

By:	/s/ David L. Day
Name:
Title:

APPENDIX A

License Agreement

APPENDIX B

Project Description

The Principal Investigator, Dr. Lonnie O. Ingram, and others working under his direction, shall continue research in Dr. Ingram’s laboratory for the continued development of [***] with the following scope: The field of [***] and processes for the production of ethanol [***]; the product of these organisms or the production of useful products or processes involving the use of these organisms for the production of ethanol; [***] as they relate to the technologies described above, and the practical commercialization of the technology describe above.

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APPENDIX C

Reciprocal Non-Disclosure Agreement

APPENDIX D

Option Agreement

Exhibit 10.27 (cont)

Amendment No. 1

To the

RESEARCH AGREEMENT

THIS Research Agreement (RA) effective this 20th day of December, 2004 by and between BC INTERNATIONAL CORPORATION, with offices located at 980 Washington Street, Suite 122, Dedham, MA 02026, (hereinafter referred to as "Sponsor") and the UNIVERSITY OF FLORIDA BOARD OF TRUSTEES, an educational institution of the State of Florida (“University”).

The preamble shall be modified to change the “Sponsor” name to: CELUNOL CORP…980 Washington Street, Suite 122, Dedham, MA 02026-6704…

Article 1—Definitions

As used herein, the following terms shall have the following meanings:

1.1	"Contract Period" is [***] through [***], subject to renewal as provided in Section 10.1 below. The “Contract Period” is modified to include the first renewal period to: [***] through [***] to reflect a renewal period.

1.3	"Project" shall mean the description of the project described in Appendix A hereof, under the direction of Dr. Lonnie O. Ingram, as principal investigator (University project director) is modified to include an Appendix A for the first renewal period [***] through [***].

Article 4—Costs, Billings and Other Support

4.1	It is agreed to and understood by the parties hereto that, subject to Article 2, the total cost to Sponsor for the Initial Funding Period ([***]) is $[***] hereunder shall be increased by $[***] for the first renewal contract period ([***]). The current total amount of the contract shall not exceed the sum of $[***] payable in equal monthly installments due on the first business day of the applicable month.

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Article 16—Notices

16.1	If to Sponsor modify from BC International Corporation to:

Celunol Corp

980 Washington Street

Suite 122

Dedham, MA 02026

Attention: President

If to University:

Oliverne M. “Vimi” Mattson, MA

Research Coordinator

IFAS Sponsored Programs

University of Florida-IFAS

G022 McCarty Hall ‘D’ Bldg 498

PO BOX 110110

Gainesville, FL 32611-0110

Telephone: (352) 392-2356 x27

Tax: (352) 392-8479

Email: omm@ifas.ufl.edu

IN WITNESS WHEREOF, the parties have caused these presents to be executed in duplicate as of the day and year above written.

UNIVERSITY OF FLORIDA

/s/ John R. Malloy, Jr.	/s/ Brandi K. Boniface
Name: John R. Malloy, Jr. Title: Executive Vice President	By: Brandi K. Boniface Title: Assistant Director of Research

Appendix A for the first renewal period [***]

Project Description

The Principal Investigator, Dr. Lonnie O. Ingram, and others working under his direction, shall continue research in Dr. Ingram’s laboratory for the continued development of [***] with the following scope for this renewal period:

1.	[***].

2.	[***].

3.	Further improvements in the [***].

4.	Further improvements in [***].

5.	Work by [***] and Lonnie Ingram on [***].

6.	Work by [***] and Lonnie Ingram on [***].

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